UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23693

PUERTO RICO RESIDENTS TAX-FREE FUND V, INC.

(Exact name of Registrant as specified in charter)

Banco Popular Center

209 Muñoz Rivera Avenue, Suite 1031

San Juan, Puerto Rico 00918

(Address of principal executive offices)(Zip code)

Luis A. Avilés, Esq.

Banco Popular Center

209 Muñoz Rivera Avenue, Suite 1031

San Juan, Puerto Rico 00918

(Name and Address of Agent for Service)

Copy to:

Jesse C. Kean, Esq.

Sidley Austin LLP

787 Seventh Avenue

New York, NY 10019

Registrant’s telephone number, including area code: (787) 764-1788

Date of fiscal year end:	January 31

Date of reporting period:	February 1, 2023 – July 31, 2023

Item 1. Report to Shareholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”):

TABLE OF CONTENTS

Portfolio Update	1
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Statement of Cash Flows	14
Financial Highlights	15
Notes to Financial Statements	17
Other Information	30
Statement Regarding Basis for Approval of Investment Advisory Contract	31

Puerto Rico Residents Tax-Free Fund V, Inc.	Portfolio Update

July 31, 2023 (Unaudited)

LETTER TO SHAREHOLDERS

Dear Shareholder:

The Puerto Rico Residents Tax-Free Fund V, Inc. (formerly known as Puerto Rico Investors Tax-Free Fund V, Inc. and hereinafter referred to as the “Fund”) is pleased to present its Letter to Shareholders for the six-month period ending on July 31, 2023.

During the reporting period, on net, the unemployment rate was mostly unchanged, increasing slightly from 3.4% as of January 31, 2023, to 3.5% as of July 31, 2023. Job gains were robust and economic activity expanded at a moderate pace. Inflation eased, as the Federal Open Market Committee (the “FOMC”) continued increasing rates, but remained elevated reflecting supply and demand imbalances related to the COVID-19 pandemic, Russia’s war against Ukraine, higher food and energy prices, and broader price pressures. Consumer price inflation, as measured by the 12-month percentage change in the price index for personal consumption expenditures, decreased from 5.4% as of January 31, 2023, to 3.3% as of July 31, 2023. Nonetheless, tighter credit conditions are likely to weigh on economic activity, hiring, and inflation going forward.

In support of returning inflation to 2% over time, the FOMC raised the target range for the federal funds rate during the reporting period by 1.00%, from 4.25%-4.50% as of January 2023 to 5.25%-5.50% as of July 2023. Furthermore, in determining the extent of additional policy firming that may be appropriate to return inflation to 2% over time, the FOMC will consider the cumulative tightening of its monetary policy. In addition, the FOMC will continue with its quantitative tightening by reducing its holdings of Treasury securities, agency debt, and agency mortgage-backed securities. As of July 31, 2023, pricing in the fed funds futures market anticipated that the effective federal funds rate would be mostly unchanged until the end of calendar year 2023. The US Treasury yield curve inverted even further as the 2-year U.S. Treasury Note yield increased by 0.68% from 4.20% as of January 31, 2023, to 4.88% as of July 31, 2023, while the 10-year U.S. Treasury Note yield increased by 0.45% from 3.51% to 3.96% for the same period.

With elevated levels of inflation, a monetary policy tightening cycle, and the potential for shocks from geopolitical conflicts abroad, the economic outlook remains highly uncertain. Current market conditions present a challenging environment for the management of the Fund. Notwithstanding, Popular Asset Management LLC and UBS Asset Managers of Puerto Rico (the Fund’s Co-Investment Advisers) remain committed to seeking investment opportunities within the Fund’s allowed parameters and providing professional asset management services to the Fund for the benefit of its shareholders.

Sincerely,

/s/ Enrique Vila del Corral

Enrique Vila del Corral, CPA

Chairman of the Board

Semi-Annual Report | July 31, 2023	1

Puerto Rico Residents Tax-Free Fund V, Inc.	Portfolio Update

July 31, 2023 (Unaudited)

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940

The Fund is a non-diversified, closed-end management investment company organized under the laws of the Commonwealth of Puerto Rico (the “Commonwealth” or “Puerto Rico”) and registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), as of May 21, 2021. Prior thereto, the Fund was registered under the Puerto Rico Investment Companies Act of 1954, as amended.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the Securities Act of 1933, as amended (the “1933 Act”), absent an available exception. The Fund has suspended its current offerings of securities pending its registration under the 1933 Act.

FUND PERFORMANCE

The following table portrays performance for the period from February 1, 2023, to July 31, 2023:

Six-Month Period
Based on market price	21.45%
Based on NAV	-1.42%

Past performance is not predictive of future results. Performance calculations do not reflect any deduction of taxes that a shareholder may have to pay on Fund distributions or any commissions payable on the sale of Fund shares.

The following table provides summary data on the Fund’s dividends, net asset value (“NAV”) and market prices as of July 31, 2023:

Dividend yield based on market at six-month period	7.69%
Dividend yield based on NAV	3.19%
NAV as of July 31, 2023	$2.82
Market Price as of July 31, 2023	$1.17
Premium (discount) to NAV	(58.5%)

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Puerto Rico Residents Tax-Free Fund V, Inc.	Portfolio Update

July 31, 2023 (Unaudited)

The Fund seeks to pay monthly dividends out of its net investment income. To allow the Fund to maintain a more stable monthly dividend, the Fund may pay dividends that are more or less than the amount of net income earned during the year. All monthly dividends paid by the Fund during the fiscal year were paid from net investment income. The basis of the distributions is the Fund's net investment income for tax purposes. See Note 10 to the Financial Statements for a reconciliation of book and taxable income.

Figure 1 below reflects the breakdown of the Fund’s investment portfolio as of July 31, 2023. For details of the security categories below, please refer to the enclosed Schedule of Investments.

Figure 1. Asset allocation as of July 31, 2023

Asset Allocation, as a % of the Total Portfolio

As of July 31, 2023, the largest Puerto Rico municipal bond holding in the portfolio remained the restructured Puerto Rico Sales Tax Financing Corporation (“COFINA”) bonds received in an exchange in February 2019, pursuant to a plan of adjustment approved by the U.S. District Court for the District of Puerto Rico under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act (PROMESA). The restructured COFINA bond positions represent 49.8% of the Fund’s total investment portfolio and are secured by 53.65% of the pledged sales and use tax base amount through 2058 (which amounts to $420 million for fiscal year 2019 and an increase by 4% each year thereafter, capping out at $992.5 million in fiscal year 2041). In general, COFINA bond prices were mostly unchanged, as represented by PR COFINA 5% 07/01/58, which increased by $0.34 from $97.23 as of January 31, 2023, to $97.57 as of July 31, 2023, as per Bloomberg Valuation. As of October 2022, 100% of the COFINA required transfers ($491.6 million) related to the 2022-2023 debt service reserve for fiscal year end June 30, 2023, had already been transferred to the COFINA trustee. For fiscal year 2023-2024 the COFINA required transfers related to the debt service are $511.2 million. Collections for fiscal year 2023-2024 started on July 1, 2023.

U.S. holdings in the Fund’s investment portfolio, representing 48.5% of the total investment portfolio, consist primarily of U.S. government agency debentures and U.S. municipal bonds. On net, during the reporting period, both U.S. agency debentures and U.S. municipal bond prices decreased as yields increased across the curve due to continuing inflationary pressures and central bank hikes.

Semi-Annual Report | July 31, 2023	3

Puerto Rico Residents Tax-Free Fund V, Inc.	Portfolio Update

July 31, 2023 (Unaudited)

Furthermore, the Fund owns a position in mortgage-backed securities (“MBS”) representing 0.9% of the total investment portfolio, which consist of pools of Puerto Rico mortgages issued and guaranteed by U.S. Agencies. The balance of the pools decreased during the period from the repayment of the underlying mortgages.

The NAV of the Fund decreased $0.09 during the reporting period, from $2.91 at the beginning of the period to $2.82 at period end. The Fund’s indicated market price per share reflected a discount to NAV of 58.5% as of July 31, 2023, decreasing from the 66.3% discount to NAV as of January 31, 2023.

FUND HOLDINGS SUMMARY

The following tables show the Fund’s portfolio allocation using various metrics as of the end of the six-month reporting period. It should not be construed as a measure of performance for the Fund itself. The portfolio is actively managed, and holdings are subject to change.

Portfolio Composition (% of Total Portfolio)
Sales and Use Tax (PR)	49.8%
U.S. Agencies	44.3%
U.S. Municipal Bonds	4.2%
P.R. Tax Exempt Notes	0.8%
Mortgage-Backed Securities	0.9%
Total	100.0%
Geographic Allocation (% of Total Portfolio)
Puerto Rico	51.5%
U.S.	48.5%
Total	100.0%

The following table shows the Fund’s security portfolio ratings as of July 31, 2023. The ratings used are the highest rating given by one of the three nationally recognized rating agencies, Fitch Ratings (Fitch), Moody's Investors Service (Moody's), and S&P Global Ratings (S&P). Ratings are subject to change.

(% of Total Portfolio)

Rating	Percent
AAA	46.0%
AA	3.2%
A	1.0%
Not Rated	49.8%
Total	100.0%

The Not-Rated category is comprised of restructured COFINA bonds issued in 2019. The restructured COFINA bonds were issued without a rating from any of the rating agencies, pending a determination of the Board of Directors of COFINA on the appropriate timing to apply for such rating. As of July 31, 2023, the COFINA Board had not applied for a rating.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell, or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her financial advisers. The views expressed herein are those of the portfolio manager as of the date of this report. The Fund disclaims any obligation to update publicly the views expressed herein.

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Puerto Rico Residents Tax-Free Fund V, Inc.	Portfolio Update

July 31, 2023 (Unaudited)

FUND LEVERAGE

THE BENEFITS AND RISKS OF LEVERAGE

As its fundamental policy, the Fund may only issue senior securities, as defined in the 1940 Act (“Senior Securities”), representing indebtedness to the extent that immediately after their issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 300% of the aggregate par value of all outstanding indebtedness issued by the Fund. The Fund may only issue Senior Securities representing preferred stock to the extent that immediately after any such issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) issued by the Fund. This asset coverage requirement must also be met any time the Fund pays a dividend or makes any other distribution on its issued and outstanding shares of common stock or any shares of its preferred stock (other than a dividend or other distribution payable in additional shares of common stock) as well as any time the Fund repurchases any shares of common stock, in each case after giving effect to such repurchase of shares of common stock or issuance of preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required 200% level. To the extent necessary, the Fund may purchase or redeem preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required 200% level. In such instances, the Fund will redeem Senior Securities, as needed, to maintain such asset coverage.

Subject to the above percentage limitations, the Fund may also engage in certain additional borrowings from banks or other financial institutions through reverse repurchase agreements. In addition, the Fund may also borrow for temporary or emergency purposes, in an amount of up to an additional 5% of its total assets.

Leverage can produce additional income when the income derived from investments financed with borrowed funds exceeds the cost of such borrowed funds. In such an event, the Fund's net income will be greater than it would be without leverage. On the other hand, if the income derived from securities purchased with borrowed funds is not sufficient to cover the cost of such funds, the Fund's net income will be less than it would be without leverage.

To obtain leverage, the Fund enters into collateralized repurchase agreements with major institutions in the U.S. and/or issues Tax Exempt Secured Obligations ("TSO") in the local market. Both are accounted for as collateralized borrowings in the financial statements. Typically, the Fund borrows for approximately 30-90 days and the borrowing rate is variable and based on short-term rates. The TSO program was suspended in May 2021 pending registration under the 1940 Act.

Semi-Annual Report | July 31, 2023	5

Puerto Rico Residents Tax-Free Fund V, Inc.	Portfolio Update

July 31, 2023 (Unaudited)

As of July 31, 2023, the Fund had the following leverage outstanding:

Repurchase Agreements	$8,734,000
Leverage Ratio	18.45%

Please refer to the Schedule of Investments for details of the pledged securities and to Note 6 to the Financial Statements for further details on outstanding leverage during the year.

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Puerto Rico Residents Tax-Free Fund V, Inc.	Schedule of Investments

July 31, 2023 (Unaudited)

Principal Amount/Description		Rate	Maturity	Fair Value
Government Bonds (53.70%)
US Government and Agency Obligations (0.94%)
$375,000	Federal Home Loan Bank	5.200%	09/28/37	$358,855

US Government Sponsored Entities (52.76%)
15,360,000	Federal Home Loan Bank(a)	5.500%	07/15/36	17,140,971
250,000	Federal Farm Credit Banks Funding Corp.	6.180%	11/06/28	270,449
2,442,000	Fannie Mae Note(a)	6.625%	11/15/30	2,808,825
				20,220,245

Total Government Bonds
(Cost $20,451,313)				20,579,100

Municipal Bonds (66.41%)
California (3.88%)
1,200,000	State of California, General Obligation Unlimited Bonds(b)	7.625%	03/01/40	1,485,330

Illinois (1.17%)
450,000	State of Illinois, General Obligation Unlimited Bonds(b)	5.150%	01/01/24	448,542

Puerto Rico Government Instrumentalities Tax Exempt Notes (60.38%)
767,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(b)	4.500%	07/01/34	760,481
390,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(b)	4.550%	07/01/40	377,013
2,847,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(b)	4.750%	07/01/53	2,696,059
8,684,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-1, Revenue Bonds(b)	5.000%	07/01/58	8,451,820
8,172,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Capital Appreciation Restructured Series A-1, Revenue Bonds(b)(c)	0.000%	07/01/46	2,331,043
7,915,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Capital Appreciation Restructured Series A-1, Revenue Bonds(b)(c)	0.000%	07/01/51	1,680,769

See Notes to Financial Statements.

Semi-Annual Report | July 31, 2023	7

Puerto Rico Residents Tax-Free Fund V, Inc.	Schedule of Investments

July 31, 2023 (Unaudited)

Principal Amount/Description		Rate	Maturity	Fair Value
Puerto Rico Government Instrumentalities Tax Exempt Notes (60.38%) (continued)
$3,942,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(b)	4.329%	07/01/40	$3,710,740
118,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(b)	4.536%	07/01/53	107,882
3,212,000	Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, Restructured Series A-2, Revenue Bonds(b)	4.784%	07/01/58	3,024,150
				23,139,957
Puerto Rico Tax Exempt Notes (0.98%)(d)
13,183	Community Endowment, Inc - collateralized by FN362600	7.500%	10/01/26	13,134
34,282	Community Endowment, Inc - collateralized by FN372183	7.000%	02/01/27	34,051
13,759	Community Endowment, Inc - collateralized by FN372184	7.500%	01/01/27	13,712
12,980	Community Endowment, Inc - collateralized by FN536020	8.500%	05/01/30	13,421
1,542	Community Endowment, Inc - collateralized by FN536024	8.500%	05/01/30	1,540
8,394	Community Endowment, Inc - collateralized by FN536042	8.000%	09/01/30	8,652
136,369	Community Endowment, Inc - collateralized by FN536045	8.000%	10/01/30	139,657
101,767	Community Endowment, Inc - collateralized by GN445571	7.500%	09/15/27	102,556
14,848	Community Endowment, Inc - collateralized by GN448307	7.000%	09/15/27	14,718
15,140	Community Endowment, Inc - collateralized by GN453529	7.500%	09/15/27	15,113
16,947	Community Endowment, Inc - collateralized by GN470940	7.000%	06/15/28	16,787
				373,341
Total Municipal Bonds
(Cost $25,829,616)				25,447,170

Mortgage-Backed Securities (1.11%)
Puerto Rico GNMA Bonds(e) (0.50%)
110,313	Ginnie Mae I Serial Pool 556254	6.500%	08/15/31	112,985
4,701	Ginnie Mae I Pool 548495	7.000%	05/15/31	4,649
49,797	Ginnie Mae I Pool 515366	7.500%	04/15/30	49,816
13,481	Ginnie Mae I Pool 548493	7.500%	05/15/31	13,475
3,300	Ginnie Mae I Pool 531461	8.000%	05/15/30	3,295

See Notes to Financial Statements.

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Puerto Rico Residents Tax-Free Fund V, Inc.	Schedule of Investments

July 31, 2023 (Unaudited)

Principal Amount/Description		Rate	Maturity	Fair Value
Puerto Rico GNMA Bonds(e) (0.50%) (continued)
$9,813	Ginnie Mae I Pool 515442	8.000%	07/15/30	$9,795
				194,015
Puerto Rico Freddie Mac Bonds(f) (0.17%)
29,969	Freddie Mac Gold Pool C59579	6.500%	10/01/31	30,591
30,864	Freddie Mac Gold Pool C63329	6.500%	12/01/31	31,505
2,802	Freddie Mac Gold Pool C18249	7.000%	11/01/28	2,817
				64,913
Puerto Rico Fannie Mae Bonds(g) (0.44%)
116,558	Fannie Mae Pool 849999	5.000%	01/01/36	117,020
24,438	Fannie Mae Pool 580540	6.000%	06/01/31	24,584
11,698	Fannie Mae Pool 627603	6.500%	11/01/31	11,952
14,070	Fannie Mae Pool 445330	7.000%	07/01/28	13,957
				167,513

Total Mortgage-Backed Securities
(Cost $424,573)				426,441

Total Investments (121.22%)
(Cost $46,705,502)				$46,452,711

Liabilities in Excess of Other Assets (-21.22%)				(8,131,245)
NET ASSETS (100.00%)				$38,321,466

(a)	A portion or all of the security has been pledged as collateral for reverse repurchase agreements.
(b)	Security may be called before its maturity date.

(c)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(d)	Community Endowment - These obligations are collateralized by mortgage-backed securities and the only source of repayment is the collateral. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(e)	Puerto Rico GNMA - Represents mortgage-backed obligations guaranteed by the Government National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(f)	Puerto Rico Freddie Mac - Represents mortgage-backed obligations guaranteed by the Federal Home Loan Mortgage Corporation. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

(g)	Puerto Rico Fannie Mae Taxable - Represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

See Notes to Financial Statements.

Semi-Annual Report | July 31, 2023	9

Puerto Rico Residents Tax-Free Fund V, Inc.	Schedule of Investments

July 31, 2023 (Unaudited)

Reverse Repurchase Agreements

Counterparty	Interest Rate	Acquisition Date	Maturity Date	Amount
South Street Securities	5.77%	07/18/2023	08/15/2023	$248,000
Goldman Sachs & Co.	5.53%	07/11/2023	08/10/2023	2,686,000
JP Morgan Chase & Co.	5.40%	07/06/2023	08/08/2023	5,800,000
				$8,734,000

All agreements can be terminated by either party on demand at value plus accrued interest.

See Notes to Financial Statements.

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Puerto Rico Residents Tax-Free Fund V, Inc.	Statement of Assets and Liabilities

July 31, 2023 (Unaudited)

ASSETS:
Investments in securities:
Securities pledged as collateral under reverse repurchase agreements, at fair value (cost $9,116,171)	$9,183,286
Other securities, at fair value (cost $37,589,331)	37,269,425
$46,452,711
Cash and cash equivalents	603,067
Interest receivable	208,341
Deferred offering costs	19,739
Prepaid and other assets	56,996
Total Assets	47,340,854

LIABILITIES:
Reverse repurchase agreements (cost $8,734,000)	8,734,000
Interest payable	31,801
Dividends payable	101,722
Payable to Adviser	9,088
Payable to fund accounting and administration	26,884
Payable to Transfer agency	4,790
Payable to Directors	7,147
Payable for Compliance fees	3,162
Payable for Custodian fees	2,713
Payable for Audit fees	40,401
Other payables	57,680
Total Liabilities	9,019,388
Net Assets	$38,321,466

NET ASSETS CONSIST OF:
Paid-in capital $0.01 par value, – shares authorized 13,562,985 issued and outstanding	$163,142,728
Accumulated deficit	(124,821,262)
Net Assets	$38,321,466

PRICING OF SHARES:
Net Assets	$38,321,466
Shares of common stock outstanding (98,000,000 of shares authorized, at $0.01 par value per share)	13,562,985
Net asset value per share	$2.83

See Notes to Financial Statements.

Semi-Annual Report | July 31, 2023	11

Puerto Rico Residents Tax-Free Fund V, Inc.	Statement of Operations

For the six months ended July 31, 2023 (Unaudited)

INVESTMENT INCOME:
Interest	$1,118,899
Total Investment Income	1,118,899

EXPENSES:
Investment Advisers fee	170,222
Accounting and Administration fees	55,123
Compliance expense	3,971
Transfer agent expenses	5,726
Interest expense	226,832
Audit expenses	34,879
Legal expenses	34,239
Custodian fees	387
Director expenses	14,108
Printing expenses	15,347
Insurance fee	39,269
Other expenses	3,164
Total expenses before waiver	603,267
Less fees waived by Investment Advisers	(113,481)
Total Expenses	489,786
Net Investment Income	629,113

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized loss on:
Investments	(18)
Net realized loss	(18)
Net change in unrealized appreciation/(depreciation) on:
Investments	(1,105,547)
Net change in unrealized appreciation/(depreciation)	(1,105,547)
Net Realized and Unrealized Loss on Investments	(1,105,565)
Net Decrease in Net Assets Resulting from Operations	$(476,452)

See Notes to Financial Statements.

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Puerto Rico Residents Tax-Free Fund V, Inc.	Statements of Changes in Net Assets

	For the Six Months Ended July 31, 2023 (Unaudited)	For the Year Ended January 31, 2023
NET INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$629,113	$1,477,069
Net realized loss on investments	(18)	(15,093,625)
Net change in unrealized appreciation/(depreciation)	(1,105,547)	7,898,514
Net decrease in net assets resulting from operations	(476,452)	(5,718,042)

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends	(655,531)	(1,480,336)
Net decrease in net assets from dividends	(655,531)	(1,480,336)

CAPITAL SHARE TRANSACTIONS:
Reinvestment of dividends	4,885	12,396
Net increase in net assets from capital share transactions	4,885	12,396

Net Decrease in Net Assets	(1,127,098)	(7,185,982)

NET ASSETS:
Beginning of year	39,448,564	46,634,546
End of year	$38,321,466	$39,448,564

See Notes to Financial Statements.

Semi-Annual Report | July 31, 2023	13

Puerto Rico Residents Tax-Free Fund V, Inc.	Statement of Cash Flows

For the six months ended July 31, 2023 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	$(476,452)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Proceeds from disposition of investment securities	92,047
Amortization of premium and accretion of discount on investments, net	(39,302)
Net realized loss on:
Investments	18
Net change in unrealized depreciation on:
Investments	1,105,547
(Increase)/Decrease in assets:
Interest receivable	88,303
Deferred offering costs	(9,194)
Prepaid and other assets	(25,357)
Increase/(Decrease) in liabilities:
Payable for interest expense	12,345
Payable to Transfer agency	(13,274)
Payable to Adviser	(1,979)
Payable to fund accounting and administration fees	4,946
Payable for distributions to shareholders	(11,243)
Payable to Directors	(834)
Payable for Audit fees	(28,525)
Payable for Compliance fees	644
Payable for Custodian fees	(4,931)
Other payables	9,637
Net cash provided by operating activities	$702,396

CASH FLOWS FROM FINANCING ACTIVITIES:
Securities purchased under reverse repurchase agreements	$(54,686,829)
Securities sold under reverse repurchase agreements	55,044,829
Cash distributions paid to common shareholders - net of distributions reinvested	(650,646)
Net cash used in financing activities	$(292,646)

Net increase in cash and cash equivalents	$409,752
Cash and cash equivalents, beginning of period	$193,317
Cash and cash equivalents, end of period	$603,069

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest expense on reverse repurchase agreements	$214,487

NON-CASH ACTIVITIES:
Reinvestment of dividends	$4,885

See Notes to Financial Statements.

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Puerto Rico Residents Tax-Free Fund V, Inc.	Financial Highlights

For a share outstanding during the periods presented

	For the Six Months Ended July 31, 2023 (Unaudited)		For the Year Ended January 31, 2023
Net asset value - beginning of year	$2.91		$3.44
Income/(loss) from investment operations:
Net investment income(a)	0.05		0.11
Net realized and unrealized loss	(0.08)		(0.53)
Total loss from investment operations	(0.03)		(0.42)
Less distributions:
Dividends from net investment income	(0.05)		(0.11)
Total distributions	(0.05)		(0.11)
Net decrease in net asset value	(0.08)		(0.53)
Net asset value - end of year	$2.83		$2.91
Market value per share - end of year(b)	$1.17		$0.98
Total Return - Net Asset Value(c)	(1.07	%)(d)	(12.19%)
Total Return - Market Price(e)	21.45	%(d)	(52.90%)
Supplemental Data:
Net assets, end of year (in thousands)	$38,321		$39,449
Ratios to Average Net Assets(f)
Ratio of gross expenses to average net assets(g)	3.17	%(h)	2.64%
Ratio of net expenses to average net assets(g)(i)	2.57	%(h)	2.02%
Ratio of gross operating expenses to average net assets(j)	1.98	%(h)	2.09%

Interest and leverage related expenses to average net assets	1.19	%(h)	0.55%
Ratio of net investment income to average net assets(i)	3.31	%(h)	3.68%
Portfolio turnover rate	0	%(d)	1%

(a)	Based on weekly average outstanding common shares of 13,562,197 for the period ended July 31, 2023, and 13,559,128 for the year ended January 31, 2023.

(b)	End of period market values are provided by UBS Financial Services Inc., a dealer of the Fund's shares and an affiliated party. The market values shown may reflect limited trading in the shares of the Fund in an over-the-counter market.

(c)	Dividends are assumed to be reinvested at the per share net asset value as defined in the dividend reinvestment plan.

(d)	Not annualized.

(e)	The return is calculated based on market values provided by UBS Financial Services Inc., a dealer of the Fund's shares and an affiliated party.

(f)	Based on average net assets attributable to common shares of 38,358,410 for the period ended July 31, 2023, and 40,174,218 for the year ended January 31, 2023.

(g)	Expenses include both operating and interest and leverage related expenses.

(h)	Annualized.

See Notes to Financial Statements.

Semi-Annual Report | July 31, 2023	15

Puerto Rico Residents Tax-Free Fund V, Inc.	Financial Highlights

For a share outstanding during the periods presented

(i)	The effect of the expenses waived for the year ended July 31, 2023, was to decrease the expense ratio, thus increasing the net investment income ratio to average net assets applicable to common shareholders by 0.60%.

(j)	Operating expenses represent total expenses excluding interest and leverage related expenses.

See Notes to Financial Statements.

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Puerto Rico Residents Tax-Free Fund V, Inc.	Notes to Financial Statements

July 31, 2023 (Unaudited)

NOTE 1. REPORTING ENTITY AND SIGNIFICANT ACCOUNTING POLICIES

Puerto Rico Residents Tax-Free Fund V, Inc. (formerly known as Puerto Rico Investors Tax-Free Fund V, Inc. and hereinafter referred to as the "Fund") is a non-diversified, closed-end management investment company organized under the laws of the Commonwealth of Puerto Rico (the “Commonwealth” or “Puerto Rico”) and registered as an investment company under the 1940 Act as of May 21, 2021. Prior thereto, the Fund was registered under the Puerto Rico Investment Companies Act of 1954, as amended. The Fund was incorporated on May 15, 1996, and started operations on February 28, 1997.

The Fund’s investment objective is to achieve a high level of current income that, for Puerto Rico residents, is exempt from federal and Puerto Rico income taxes, consistent with the preservation of capital. There is no assurance that the Fund will achieve its investment objective.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the 1933 Act, absent an available exception. The Fund also suspended its current offerings of securities, pending its registration under the 1933 Act.

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(a)	Cash and Cash Equivalents – Cash and cash equivalents consist of demand deposits and funds invested in short-term investments with original maturities of 90 days or less. Cash and cash equivalents are valued at amortized cost, which approximates fair value. At July 31, 2023, cash and cash equivalents consisted of a time deposit open account amounting to $603,067 with JP Morgan Chase Bank, N.A. (the Fund’s custodian, and in such capacity, referred to as the “Custodian”).

(b)	Valuation of Investments – Investments included in the Fund’s financial statements have been stated at fair values as determined by the Fund, with the assistance of Popular Asset Management LLC, a subsidiary of Popular, Inc., and UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (each an "Investment Adviser" and collectively the “Investment Advisers”) (refer to Note 3 for details on the investment advisory agreements), on the basis of valuations provided by dealers or by pricing services, which are approved by Fund management and the Fund's Board of Directors (the "Board"), in accordance with the valuation methods set forth in the governing documents and related policies and procedures. See Note 2 for further discussions regarding fair value disclosures.

Semi-Annual Report | July 31, 2023	17

Puerto Rico Residents Tax-Free Fund V, Inc.	Notes to Financial Statements

July 31, 2023 (Unaudited)

(c)	Taxation – The Fund has elected to be treated as a registered investment company under the Puerto Rico Internal Revenue Code of 2011, as amended, and the regulations and administrative pronouncements promulgated thereunder. As a registered investment company under the 1940 Act, the Fund will not be subject to Puerto Rico income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes pursuant to the provisions of section 1112.01(a)(2) of the Puerto Rico Internal Revenue Code of 2011, as amended. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level. The Fund has never been subject to taxation.

In addition, the fixed income and equity investments of the Fund are exempt from Puerto Rico personal property taxes. The Fund does not intend to qualify as a "RIC" under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, and consequently an investor that is not (i) an individual who has his or her principal residence in Puerto Rico, or (ii) a person, other than an individual, that has its principal office and principal place of business in Puerto Rico will not receive the tax benefits of an investment in typical U.S. mutual fund (such as "RIC" tax treatment, i.e., availability of pass-through tax status for non-Puerto Rico residents) and may have adverse tax consequences for U.S. federal income tax purposes. The Fund is exempt from United States income taxes, except for dividends received from United States sources, which are subject to a 10% United States withholding tax if certain requirements are met. In the opinion of the Fund's legal counsel, the Fund is not required to file a U.S. federal income tax return.

Accounting Standards Codification Topic 740, Income Taxes (ASC 740) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax return to determine whether the tax positions are “more-likely than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year. Management has analyzed the Fund's tax positions taken on its Puerto Rico income tax returns for all open tax years (the current and prior three tax years) and has concluded that there are no uncertain tax positions. On an ongoing basis, management will monitor the Fund's tax position to determine if adjustments to this conclusion are necessary. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expenses in the Statement of Operations. During the six-month period ended July 31, 2023, the Fund did not incur any interest or penalties.

(d)	Statement of Cash Flows – The Fund invests in securities and distributes dividends from net investment income, which are paid in cash or are reinvested at the discretion of common shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect the reporting of activities on a cash basis include carrying investments at fair value and amortizing premiums or discounts on debt obligations.

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Puerto Rico Residents Tax-Free Fund V, Inc.	Notes to Financial Statements

July 31, 2023 (Unaudited)

(e)	Dividends and Distributions to Shareholders – Dividends from substantially all of the Fund’s net investment income are declared and paid monthly. The Fund may at times pay out more or less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income earned in other periods in order to permit the Fund a more stable level of distribution. The Fund records dividends to its shareholders on the ex-dividend date. The Fund does not expect to make distributions of net realized capital gains, although the Board reserves the right to do so in its sole discretion.

(f)	Reverse Repurchase Agreements – Under these agreements, the Fund sells securities, receives cash in exchange, and agrees to repurchase the securities at a mutually agreed date and price. Ordinarily, those counterparties with which the Fund enters into these agreements require delivery of collateral, nevertheless, the Fund retains ownership of the collateral through the agreement that requires the repurchase and return of such collateral. These transactions are treated as financings and recorded as liabilities. Therefore, no gain or loss is recognized on the transaction and the securities pledged as collateral remain recorded as assets of the Fund. These agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities that the Fund is obligated to repurchase and that the value of the collateral posted by the Fund increases in value and the counterparty does not return it. Because the Fund borrows under reverse repurchase agreements based on the estimated fair value of the pledged assets, the Fund’s ongoing ability to borrow under its repurchase facilities may be limited, and its lenders may initiate margin calls in the event of adverse changes in the market. A decrease in market value of the pledged assets may require the Fund to post additional collateral or otherwise sell assets at a time when it may not be in the best interest of the Fund to do so (See Note 6).

(g)	Short and medium-term notes – The Fund has a short and medium-term notes payable program as a funding vehicle to increase the amount available for investment. The short and medium-term notes are issued from time to time in denominations of at least $1,000 maturing in periods of up to 270 days and over 270 days, respectively. The notes are collateralized by the pledge of certain securities of the Fund. The pledged securities are held by the Custodian, as collateral agent, for the benefit of the holders of the notes. Selling fees related to the issuance of medium-term notes are amortized throughout the term of the note or until its first call date. There were no short-term or medium-term notes outstanding for the six-month period ended July 31, 2023.

(h)	Paydowns – Realized gains and losses on mortgage-backed securities paydowns are recorded as an adjustment to interest income as required by GAAP. For the purpose of dividend distributions, net investment income excludes the effect of mortgage-backed securities paydowns gains and losses. For the six-month period ended July 31, 2023, the Fund decreased interest income in the amount of $2 related to net realized loss on mortgage-backed securities’ pay downs (See Note 10).

(i)	Restructuring Expenses – Legal expenses incurred by the Fund related to Puerto Rico bond restructurings have been accounted for as a realized loss.

(j)	Other – Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains and losses on security transactions are determined based on the identified cost method. Premiums and discounts on securities purchased are amortized over the life or the expected life of the respective securities using the effective interest method. Interest income on preferred equity securities is accrued daily except when collection is not expected. Dividend income on preferred equity securities is recorded on the ex-dividend date.

Semi-Annual Report | July 31, 2023	19

Puerto Rico Residents Tax-Free Fund V, Inc.	Notes to Financial Statements

July 31, 2023 (Unaudited)

NOTE 2. FAIR VALUE MEASUREMENTS

Under GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability.

GAAP establishes a fair value hierarchy that prioritizes the inputs and valuation techniques used to measure fair value into three levels in order to increase consistency and comparability in fair value measurements and disclosures. The classification of assets and liabilities within the hierarchy is based on whether the inputs to the valuation methodology used for the fair value measurement are observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources. Unobservable inputs reflect the Fund’s estimates about assumptions that market participants would use in pricing the asset or liability based on the best information available. The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date. Valuation on these instruments does not need a significant degree of judgment since valuations are based on quoted prices that are readily available in an active market.

Level 2 –	Quoted prices other than those included in Level 1 that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or that can be corroborated by observable market data for substantially the full term of the financial instrument.

Level 3 –	Unobservable inputs are significant to the fair value measurement. Unobservable inputs reflect the Fund’s own assumptions about assumptions that market participants would use in pricing the asset or liability.

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Fair value is based upon quoted market prices when available. If listed prices or quotes are not available, the Fund employs internally developed models that primarily use market-based inputs including yield curves, interest rates, volatilities, and credit curves, among others. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

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Puerto Rico Residents Tax-Free Fund V, Inc.	Notes to Financial Statements

July 31, 2023 (Unaudited)

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. In addition, the fair value estimates are based on outstanding balances without attempting to estimate the value of anticipated future business. Therefore, the estimated fair value may materially differ from the value that could actually be realized in a sale. The Fund monitors the portfolio securities to ensure they are in the correct hierarchy level.

The Board has delegated to the Valuation Committee, comprised of voting members of the Investment Advisers, certain procedures and functions related to the valuation of portfolio securities for the purpose of determining the NAV of the Fund. The Valuation Committee is generally responsible for determining the fair value of the following types of portfolio securities:

●	Portfolio instruments for which no price or value is available at the time the Fund’s NAV is calculated on a particular day;
●	Portfolio instruments for which the prices or values available do not, in the judgment of the Investment Advisers, represent the fair value of the portfolio instruments;
●	A price of a portfolio instrument that has not changed for four consecutive weekly pricing periods, except for Puerto Rico taxable securities and U.S. portfolio instruments;
●	Puerto Rico taxable securities and the U.S. portfolio instruments whose value has not changed from the previous weekly pricing period.

Following is a description of the Fund’s valuation methodologies used for assets and liabilities measured at fair value:

Mortgage and other asset-backed securities: Certain agency mortgage and other assets-backed securities (“MBS”) are priced based on a bond’s theoretical value derived from the prices of similar bonds; “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS and GNMA Puerto Rico Serials are classified as Level 2.

Obligations of Puerto Rico and political subdivisions: Obligations of Puerto Rico and political subdivisions are segregated, and the like characteristics divided into specific sectors. Market inputs used in the evaluation process include all or some of the following: trades, bid price or spread, quotes, benchmark curves including but not limited to Treasury benchmarks, LIBOR and swap curves, and discount and capital rates. These bonds are classified as Level 2.

Puerto Rico Tax-Exempt Notes: Prices for these securities are obtained from broker quotes. These securities trade in over-the-counter markets. Quoted prices are based on recent trading activity for similar instruments and do not trade in highly liquid markets. Community Endowments are generally classified as Level 2 and the pricing is based on their collateral.

Obligations of U.S. Government Sponsored Entities, State, and Municipal Obligations: The fair value of obligations of U.S. Government sponsored entities, state and municipal obligations is obtained from third-party pricing service providers that use a pricing methodology based on an active exchange market and based on quoted market prices for similar securities. These securities are classified as Level 2. U.S. agency structured notes are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector, and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

Semi-Annual Report | July 31, 2023	21

Puerto Rico Residents Tax-Free Fund V, Inc.	Notes to Financial Statements

July 31, 2023 (Unaudited)

The following is a summary of the levels within the fair value hierarchy in which the Fund invests based on inputs used to determine the fair value of such securities:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Government Bonds	$–	$20,579,100	$–	$20,579,100
Municipal Bonds	–	25,447,170	–	25,447,170
Mortgage-Backed Securities	–	426,441	–	426,441
Total	$–	$46,452,711	$–	$46,452,711

*	Refer to the Schedule of Investments for a listing of securities by type.

There were no purchase, sale, or transfers into or out of Level 3 securities during the six-month period ended July 31, 2023.

Temporary cash investments, if any, are valued at amortized cost, which approximates fair value. As of period end there were no temporary cash investments.

NOTE 3. INVESTMENT ADVISORY, ADMINISTRATIVE, CUSTODIAN, AND TRANSFER AGENCY ARRANGEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to separate Investment Advisory Agreements with each of the Investment Advisers, the Fund receives advisory services in exchange for a fee. The investment advisory fee is calculated at an annual rate of 0.75% of the Fund’s average weekly net assets (including the liquidation value of all outstanding debt securities of the Fund), as contemplated in the agreement. For the six-month period ended July 31, 2023, the gross investment advisory fees amounted to $170,222. Total waived fees amounted to $113,481 for a net fee of $56,741, of which $9,088 remains payable at period end. There will be no recoupment of these waived fees.

ALPS Fund Services, Inc. ("ALPS") and Banco Popular de Puerto Rico have been retained to serve as the Fund’s administrator and transfer agent, respectively, and provide various administration, fund accounting, investor accounting, and transfer agency services to the Fund. For the six-month period ended July 31, 2023, the administrative fees payable to ALPS amounted to $55,123, of which $26,884 remains payable at period end. For the six-month period ended July 31, 2023, the transfer agent fees payable to Banco Popular de Puerto Rico amounted to $5,726, with $4,790 being payable at period end.

The Custodian has been retained to provide custody services to the Fund. For the six-month period ended July 31, 2023, the custody fees amounted to $387, with $2,713 being payable at period end.

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Puerto Rico Residents Tax-Free Fund V, Inc.	Notes to Financial Statements

July 31, 2023 (Unaudited)

Certain officers and directors of the Fund are also officers and directors of the Investment Advisers and/or their affiliates. The six independent directors of the Fund's Board are paid based upon an agreed fee of $1,000 per meeting. Three of the independent directors of the Fund also serve on the Fund's audit committee and are paid based upon an agreed fee of $1,000 per committee meeting. For the six-month period ended July 31, 2023, the compensation expense for the six independent directors of the Fund was $14,108, of which $7,147 remains payable at period end.

Prior to May 21, 2021, the Fund was not registered under the 1940 Act, and therefore, was not subject to the restrictions contained therein regarding, among other things, transactions between the Fund, Banco Popular or UBS Financial Services Inc., or their affiliates (“Affiliated Transactions”). In that regard, the Board had adopted a set of Procedures for Affiliated Transactions in an effort to address potential conflicts of interest that could arise prior to registration under the 1940 Act. See Note 1 for further information on recent events.

NOTE 4. CAPITAL SHARE TRANSACTIONS

Capital share transactions for the six-month period ended July 31, 2023, and the year ended January 31, 2023, were as follows:

	For the Six Months Ended July 31, 2023	For the Year Ended January 31, 2023
Common shares outstanding - beginning of period	13,561,258	13,557,065
Common shares issued as reinvestment of dividends	1,727	4,193
Common shares outstanding - end of period	13,562,985	13,561,258

NOTE 5. INVESTMENT TRANSACTIONS

The cost of securities purchased for the six-month period ended July 31, 2023, was $0, and proceeds from sales, maturities/calls and paydowns of portfolio securities, excluding short-term transactions, for the six-month period ended July 31, 2023, were $92,047.

NOTE 6. REVERSE REPURCHASE AGREEMENTS

Weighted average interest rate at end of the period	5.45%
Maximum aggregate balance outstanding at any time during the period	$14,331,000
Average balance outstanding during the period	$8,724,259
Average interest rate during the period	2.60%

At July 31, 2023, interest rates on reverse repurchase agreements ranged from 5.40% to 5.77% with maturities up to August 15, 2023. Some of the outstanding agreements to repurchase as of period end may be called by the counterparty before their maturity date.

At July 31, 2023, investment securities with fair values amounting to $8,858,810 are pledged as collateral for reverse repurchase agreements. The counterparties have the right to sell or repledge the assets during the term of the reverse repurchase agreement with the Fund. Interest payable on reverse repurchase agreements amounted to $31,801 at July 31, 2023.

Semi-Annual Report | July 31, 2023	23

Puerto Rico Residents Tax-Free Fund V, Inc.	Notes to Financial Statements

July 31, 2023 (Unaudited)

At July 31, 2023, the total value of reverse repurchase agreements were as follows:

Counterparty	Amount	%
Unaffiliated	$8,734,000	100%
Total	$8,734,000	100%

NOTE 7. SHORT-TERM AND LONG-TERM FINANCIAL INSTRUMENTS

The fair market value of short-term financial instruments, which include $8,734,000 in reverse repurchase agreements, are substantially the same as the carrying amounts reflected in the Statement of Assets and Liabilities as these are reasonable estimates of fair value given the relatively short period of time between origination of the instrument and their expected realization. Securities sold under agreements to repurchase are classified as Level 2 securities under the Fair Value hierarchy. There are no long-term financial debt instruments outstanding at July 31, 2023.

NOTE 8. CONCENTRATION OF CREDIT RISK

Concentrations of credit risk (whether on or off-balance sheet) that arise from financial instruments exist for groups of customers or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions. For this purpose, management has determined to disclose any investment whose fair value is over 5% of net assets, both individually and in the aggregate. Moreover, collateralized investments have been excluded from this disclosure.

The major concentration of credit risk arises from the Fund's investment securities in relation to the location of issuers. For calculation of concentration, all fixed-income securities guaranteed by the U.S. Government are excluded. At July 31, 2023, the Fund had investments with an aggregate market value of $23,139,957 which were issued by entities located in Puerto Rico and are not guaranteed by the U.S. Government nor the Puerto Rico Government. Also, at July 31, 2023, the Fund had investments with market values of $194,015, $64,913, and $167,513, which were each issued by one issuer located in the United States of America and are not guaranteed by the U.S. Government.

As stated in the Prospectus, the Fund will ordinarily invest at least 67% of its total assets in Puerto Rico obligations (“the 67% Investment Requirement”). Therefore, to the extent the securities are not guaranteed by the U.S. Government or any of its subdivisions, the Fund is more susceptible to factors adversely affecting issuers of Puerto Rico obligations than an investment company that is not concentrated in Puerto Rico obligations to such degree.

NOTE 9. INVESTMENT AND OTHER REQUIREMENTS AND LIMITATIONS

The Fund is subject to certain requirements and limitations related to investments and leverage. Some of these requirements and limitations are imposed statutorily or by regulation while others are by procedures established by the Board. The most significant requirements and limitations are discussed below.

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Puerto Rico Residents Tax-Free Fund V, Inc.	Notes to Financial Statements

July 31, 2023 (Unaudited)

The Fund invests under normal circumstances at least 67% of its total assets, including borrowings for investment purposes, in securities issued by Puerto Rico entities. A “Puerto Rico entity” or a “Puerto Rico security” is any entity or security that satisfies one or more of the following criteria: (i) securities of issuers that are organized under the laws of Puerto Rico or that maintain their principal place of business in Puerto Rico; (ii) securities that are traded principally in Puerto Rico; or (iii) securities of issuers that, during the issuer’s most recent fiscal year, derived at least 20% of their revenues or profits from goods produced or sold, investments made, or services performed in Puerto Rico or that have at least 20% of their assets in Puerto Rico. While the Fund intends to comply with the above 67% investment requirement as market conditions permit, the Fund’s ability to procure sufficient Puerto Rico securities which meet the Fund’s investment criteria may be constrained, due to the volatility affecting the Puerto Rico bond market since 2013 and the fact that the Puerto Rico Government is currently in the process of restructuring its outstanding debt under Title III of the Puerto Rico Oversight, Management, and Economic Stability Act. To the extent that the Fund is unable to procure sufficient amounts of such Puerto Rico securities, the Fund may acquire investments in securities of non-Puerto Rico issuers which satisfy the Fund’s investment criteria, provided its ability to comply with its tax-exempt policy is not affected, but the Fund will ensure that its investments in Puerto Rico securities will constitute at least 20% of its assets.

The Fund invests, except where the Fund is unable to procure sufficient Puerto Rico Securities that meet the Fund’s investment criteria, in the opinion of the Investment Advisers, or other extraordinary circumstances, up to 33% of its total assets in securities issued by non-Puerto Rico entities. These include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, non-Puerto Rico mortgage-backed and asset-backed securities, corporate obligations and preferred stock of non-Puerto Rico entities, municipal securities of issuers within the U.S., and other non-Puerto Rico securities that the Investment Adviser may select, consistent with the Fund’s investment objectives and policies.

The Fund may increase amounts available for investment through the issuance of preferred stock, debt securities or other forms of leverage (“Senior Securities”). The Fund may only issue Senior Securities representing indebtedness to the extent that immediately after their issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 300% of the aggregate par value of all outstanding indebtedness issued by the Fund. The Fund may only issue Senior Securities representing preferred stock to the extent that immediately after any such issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) issued by the Fund. This asset coverage requirement must also be met any time the Fund pays a dividend or makes any other distribution on its issued and outstanding shares of common stock or any shares of its preferred stock (other than a dividend or other distribution payable in additional shares of common stock) as well as any time the Fund repurchases any shares of common stock, in each case after giving effect to such repurchase of shares of common stock or issuance of preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required 200% level. To the extent necessary, the Fund may purchase or redeem preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required 200% level. In such instances, the Fund will redeem the notes as needed to maintain such asset coverage. The Fund, subject to the above percentage limitations, may also engage in certain additional borrowings from banks or other financial institutions through reverse repurchase agreements. In addition, the Fund may also borrow for temporary or emergency purposes, in an amount of up to an additional 5% of its total assets.

Semi-Annual Report | July 31, 2023	25

Puerto Rico Residents Tax-Free Fund V, Inc.	Notes to Financial Statements

July 31, 2023 (Unaudited)

NOTE 10. RECONCILIATION BETWEEN NET INVESTMENT INCOME AND DISTRIBUTABLE NET INVESTMENT INCOME FOR TAX PURPOSES AND NET REALIZED LOSS ON INVESTMENTS AND NET REALIZED LOSS ON INVESTMENTS FOR INCOME TAX PURPOSES

As a result of certain reclassifications made for financial statement presentation, the Fund’s net investment income and net realized loss on investments reflected in the financial statements differ from distributable net investment income and net realized loss on investments for tax purposes, respectively, as follows:

Net investment income	$629,113
Reclassification of realized gain (loss) on securities’ paydowns	2
Distributable net investment income for tax purposes	$629,115

Net realized loss on investments	$(18)
Reclassification of realized gain (loss) on securities’ paydowns	(2)
Net realized loss on investments, for tax purposes	$(20)

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes was as follows:

Cost of investments for tax purposes	$46,705,502
Gross appreciation	533,601
Gross depreciation	(786,392)
Net appreciation/(depreciation)	$(252,791)

For the six-month period ended July 31, 2023, the Fund distributed $1,480,336 from ordinary income. The undistributed net investment income and accumulated net realized loss on investments (for tax purposes) at July 31, 2023, were as follows:

Undistributed net investment income, beginning of the period	$680,812
Distributable net investment income for the period	629,115
Dividends	(655,531)
Undistributed net investment income, end of the period	$654,396

Accumulated net realized loss on investments, beginning of the period	$(125,222,847)
Net realized loss on investments for the period	(20)
Accumulated net realized loss on investments, end of the period	$(125,222,867)

26	(787) 764-1788 | www.ubs.com | www.popular.com

Puerto Rico Residents Tax-Free Fund V, Inc.	Notes to Financial Statements

July 31, 2023 (Unaudited)

NOTE 11. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these agreements is unknown. However, the Fund has not paid prior claims or losses pursuant to these contracts and expects the risk of losses to be remote.

NOTE 12. RISKS AND UNCERTAINTIES

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate and credit risks, and pandemics or other public health threats, among others. This list is qualified in its entirety by reference to the more detailed information provided in the prospectus for the securities issued by the Fund.

The Fund’s assets are invested primarily in securities of Puerto Rico issuers. As a result, the Fund has greater exposure to adverse economic, political, or regulatory changes in Puerto Rico than a more geographically diversified fund, particularly with regard to municipal bonds issued by the Commonwealth and its related instrumentalities, which are currently experiencing significant price volatility and low liquidity. Also, the Fund’s NAV and its yield may increase or decrease more than that of a more diversified investment company as a result of changes in the market’s assessment of the financial condition and prospects of such Puerto Rico issuers.

Interest rate risk is the risk that interest rates will rise so that the value of existing fixed rate securities will fall. Low long-term rates present the risk that interest rates may rise and that as a result the Fund’s investments will decline in value. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock-in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full), and reduce the value of the security. This is known as extension risk, which the Fund is also subject to. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk, which the Fund is also subject to.

Credit risk is the risk that debt securities in the Fund’s portfolio will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition. The risk is greater in the case of securities rated below investment grade or rated in the lowest investment grade category.

The Fund may engage in reverse repurchase agreements, which are transactions in which the Fund sells a security to a counterparty and agrees to buy it back at a specified time and price in a specified currency. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver the securities when the Fund seeks to repurchase them and may be unable to replace the securities or only at a higher cost.

Semi-Annual Report | July 31, 2023	27

Puerto Rico Residents Tax-Free Fund V, Inc.	Notes to Financial Statements

July 31, 2023 (Unaudited)

Mortgage-backed securities in which the Fund may invest have many of the risks of traditional debt securities but, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. As a result, the Fund may receive principal repayments on these securities earlier or later than anticipated by the Fund. In the event of prepayments that are received earlier than anticipated, the Fund may be required to reinvest such prepayments at rates that are lower than the anticipated yield of the prepaid obligation. The rate of prepayments is influenced by a variety of economic, geographic, demographic, and other factors, including, among others, prevailing mortgage interest rates, local and regional economic conditions, and homeowner mobility. Since a substantial portion of the assets of the Fund may be invested in mortgage-backed securities at any time, the Fund may be subject to these risks and other risks related to such securities to a significant degree, which might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case. Collateralized mortgage obligations (“CMOs”) exhibit similar risks to those of mortgage-backed securities but also present certain special risks. CMO classes may be specially structured in a manner that provides a variety of investment characteristics, such as yield, effective maturity, and interest rate sensitivity. As market conditions change, however, particularly during periods of rapid or unanticipated changes in interest rates, the ability of a CMO class to provide the anticipated investment characteristics and performance may be significantly reduced. These changes may result in volatility in the market value, and in some instances, reduced liquidity of the CMO class.

The Fund may also invest in illiquid securities which are securities that cannot be sold within a reasonable period of time, not to exceed seven days, in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Fund may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities may trade at a discount from comparable, more liquid investments.

There may be few or no dealers making a market in certain securities owned by the Fund, particularly with respect to securities of Puerto Rico issuers including, but not limited to, investment companies. Dealers making a market in those securities may not be willing to provide quotations on a regular basis to the Investment Adviser. It may, therefore, be particularly difficult to value those securities.

In order to attempt to hedge various portfolio positions or to enhance its return, the Fund may invest a portion of its total assets in certain instruments which are or may be considered derivatives. Because of their increased volatility and potential leveraging effect (without being subject to the Fund’s leverage limitations), derivative instruments may adversely affect the Fund. For example, investments in indexed securities, including, among other things, securities linked to an equities or commodities index and inverse floating rate securities, may subject the Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal. Such investments, in effect, may also be leveraged, thereby magnifying the risk of loss.

NOTE 13. SUBSEQUENT EVENTS

On August 30, 2023, the Board declared an ordinary net investment income dividend of $0.00750 per common share, totaling $101,724 which was paid on September 11, 2023, to common shareholders of record as of August 31, 2023.

28	(787) 764-1788 | www.ubs.com | www.popular.com

Puerto Rico Residents Tax-Free Fund V, Inc.	Notes to Financial Statements

July 31, 2023 (Unaudited)

On September 28, 2023, the Board declared an ordinary net investment income dividend of $0.00750 per common share, totaling $101,726 which will be paid on October 10, 2023, to common shareholders of record as of September 29, 2023.

The Fund has performed an evaluation of events occurring subsequent to July 31, 2023, through September 29, 2013, which is the date the financial statements were available to be issued. Management has determined that there were no events occurring in this period that required disclosure in, or adjustment to, the accompanying financial statements other than those disclosed above.

Semi-Annual Report | July 31, 2023	29

Puerto Rico Residents Tax-Free Fund V, Inc.	Other Information

July 31, 2023 (Unaudited)

Shareholder Meeting for the fiscal year ended January 31, 2023

The Annual Meeting of Shareholders was held on June 26, 2023 (the “Annual Meeting”). The voting results for the sole proposal considered at the Annual Meeting are as follows:

1.	Election of Directors. The stockholders of the Fund elected Clotilde Perez and Jorge I. Vallejo to the Board to serve for a term expiring on the date of which the annual meeting of stockholders is held in 2026 or until their successors are elected and qualified.

Name of Director	Votes cast “For”	Votes “Against/Withheld”
Clotilde Perez	9,321,048	3,773,140
Jorge I. Vallejo	9,418,167	3,676,021

Statement Regarding Availability of Quarterly Portfolio Schedule

Until the registration under the 1933 Act becomes effective, the Fund is not required to submit Form N-PORT to the U.S. Securities and Exchange Commission (“SEC”). After registration becomes effective, the Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N- PORT reports will be available on the SEC's website at http://www.sec.gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 787-764-1788.

Statement Regarding Availability of Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the Fund’s policies and procedures that are used by the Investment Advisers to vote proxies relating to the Fund’s portfolio securities and information regarding how the Investment Advisers voted proxies relating to the Fund’s portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling 787-764-1788 and on the SEC’s website at http://www.sec.gov.

30	(787) 764-1788 | www.ubs.com | www.popular.com

Puerto Rico Residents Tax-Free Fund V, Inc.	Statement Regarding Basis for Approval of Investment Advisory Contract

July 31, 2023 (Unaudited)

Statement Regarding Basis for Approval of Investment Advisory Contracts

The Board of the Fund met on May 18, 2023 (the “Meeting”), to consider the approval of the investment advisory agreements (the “Advisory Agreements”) by and between the Fund and each of the Investment Advisers. At such meeting, the Board participated in comparative performance reviews with the portfolio managers of the Investment Advisers, in conjunction with other Fund service providers, and considered various investment and trading strategies used in pursuing the Fund’s investment objective. The Board also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the Fund and received and participated in reports and presentations provided by the Investment Advisers with respect to such matters.

The independent members of the Board (the “Independent Directors”) were assisted throughout the contract review process by Willkie Farr & Gallagher LLP, as their independent legal counsel. The Board relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreements were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Director may have placed varying emphasis on particular factors in reaching conclusions with respect to the Advisory Agreements. In evaluating the Advisory Agreements, including the specific fee structures and other terms of such agreements, the Board was informed by multiple years of analysis and discussion amongst themselves and the Investment Advisers. The Board, including a majority of Independent Directors, concluded that the terms of the Advisory Agreements for the Fund were fair and reasonable and that the Investment Advisers’ fees were reasonable in light of the services provided to the Fund.

Nature, Extent and Quality of Services. In evaluating the Advisory Agreements, the Board considered, in relevant part, the nature, extent, and quality of the Investment Advisers’ services to the Fund.

The Board considered the vast array of management, oversight, and administrative services the Investment Advisers provide to manage and operate the Fund, the increase of such services over time due to new or revised market, regulatory, or other developments (e.g., liquidity management and cybersecurity programs), and the resources and capabilities necessary to provide these services. The Independent Directors recognized that the Investment Advisers provide portfolio management services for the Fund and, additionally, the Board considered the wide range of administrative and/or “non advisory” services the Investment Advisers provide to manage and operate the Fund (complimentary to those provided by other third parties). These services include, but are not limited to, administrative services (e.g., providing the employees and officers necessary for the Fund’s operations); operational expertise (e.g., providing portfolio accounting and addressing complex pricing issues, corporate actions, foreign registrations and foreign filings, as may be necessary); oversight of third-party service providers (e.g., coordinating and evaluating the services of the Fund’s custodian, transfer agent, and other intermediaries); Board support and administration (e.g., overseeing the organization of Board and committee meetings and preparing or overseeing the timely preparation of various materials and/or presentations for such meetings); fund share transactions (e.g., monitoring daily purchases and redemptions); shareholder communications (e.g., overseeing the preparation of annual and semi-annual and other periodic shareholder reports); tax administration; and compliance services (e.g., helping to maintain and update the Fund’s compliance program and related policies and procedures as necessary or appropriate to meet new or revised regulatory requirements and reviewing such program annually; overseeing the preparation of the Fund’s registration statements and regulatory filings; overseeing the valuation of portfolio securities and daily pricing; helping to ensure the Fund complies with its portfolio limitations and restrictions; voting proxies on behalf of the Fund; monitoring the liquidity of the portfolios; providing compliance training for personnel; and evaluating the compliance programs of the Fund’s service providers). In evaluating such services, the Board considered, among other things, whether the Fund has operated in accordance with its investment objective(s) and the Fund’s record of compliance with its investment restrictions and regulatory requirements.

Semi-Annual Report | July 31, 2023	31

Puerto Rico Residents Tax-Free Fund V, Inc.	Statement Regarding Basis for Approval of Investment Advisory Contract

July 31, 2023 (Unaudited)

In addition to the services provided by the Investment Advisers, the Independent Directors also considered the risks borne by the Investment Advisers in managing the Fund in a highly regulated industry, including various material entrepreneurial, reputational, and regulatory risks. Based on their review, the Independent Directors found that, overall, the nature, extent, and quality of services provided under the Advisory Agreements were satisfactory on behalf of the Fund.

Investment Performance of the Fund. In evaluating the quality of the services provided by the Investment Advisers, the Board also received and considered the investment performance of the Fund. In this regard, the Board received and reviewed a report prepared by Broadridge which generally provided the Fund’s performance data for the one-, three-, five-, and ten-year periods ended December 31, 2022 (or for the periods available for the Fund that did not exist for part of the foregoing timeframe) on an absolute basis and as compared to the performance of unaffiliated comparable funds (a “Broadridge Peer Group”). The Board was provided with information describing the methodology Broadridge used to create the Broadridge Peer Group. The performance data prepared for the review of the Advisory Agreements supplements the performance data the Board received throughout the year as the Board regularly reviews and meets with portfolio manager(s) to discuss, in relevant part, the performance of the Fund.

Fees and Expenses. As part of its review, the Board also considered, among other things, the contractual management fee rate and the net management fee rate (i.e., the management fee after taking into account expense reimbursements and/or fee waivers, if any) paid by the Fund to the Investment Advisers in light of the nature, extent, and quality of the services provided. The Board also considered the net total expense ratio of the Fund in relation to those of a comparable group of funds (the “Broadridge Expense Group”). The Board considered the net total expense ratio of the Fund (expressed as a percentage of average net assets) as the expense ratio is more reflective of the shareholder’s costs in investing in the Fund.

In evaluating the management fee rate, the Board considered the Investment Advisers’ rationale for proposing the management fee rate of the Fund, which included its evaluation of, among other things, the value of the potential services being provided (e.g., the expertise of the Investment Advisers with the proposed strategy), the competitive marketplace (i.e., the uniqueness of the Fund and the fees of competitor funds), and the economics to the Investment Advisers (e.g., the costs of operating the Fund). The Board considered, among other things, the expense limitations and/or fee waivers proposed by the Investment Advisers to keep expenses at or below certain levels and reviewed the amounts the Investment Advisers had waived or reimbursed over the last fiscal years; they considered the costs incurred and resources necessary in effectively managing mutual funds, particularly given the costs in attracting and maintaining quality and experienced portfolio managers and research staff. The Board further considered the Fund’s net management fee and net total expense ratio in light of its performance history.

32	(787) 764-1788 | www.ubs.com | www.popular.com

Puerto Rico Residents Tax-Free Fund V, Inc.	Statement Regarding Basis for Approval of Investment Advisory Contract

July 31, 2023 (Unaudited)

Profitability. In conjunction with their review of fees, the Independent Directors reviewed information reflecting each Investment Adviser’s financial condition. The Independent Directors reviewed the consolidated financial statements of each Investment Adviser for the most recent fiscal year end available. The Independent Directors also considered the overall financial condition of each Investment Adviser and their respective representations regarding the stability of each firm, their operating margins, and the manner in which they fund their future financial commitments, such as employee deferred compensation programs. The Independent Directors also reviewed profitability information for each Investment Adviser derived from their relationship with the Fund for the most recent fiscal year end available on the date of the Meeting, on an actual and adjusted basis, as described below. The Independent Directors evaluated, among other things, each Investment Adviser’s revenues, expenses, net income (pretax and after tax) and the net profit margins (pretax and after tax). The Independent Directors also reviewed the level of profitability realized by the Investment Advisers, including and excluding distribution expenses incurred by the Investment Advisers from their own resources.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. In evaluating the reasonableness of the investment advisory fees, the Board considered the existence of any economies of scale in the provision of services by the Investment Advisers and whether those economies are appropriately shared with the Fund. In its review, the Independent Directors recognized that economies of scale are difficult to assess or quantify, particularly on a fund-by-fund basis, and certain expenses may not decline with a rise in assets. The Independent Directors further considered that economies of scale may be shared in various ways, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, pricing of the Fund at scale at inception, or other means.

The Board considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered each Investment Adviser's statement that it believes that breakpoints would not be appropriate for the Fund at this time given uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund’s assets, all of which could negatively impact the profitability of each Investment Adviser. In addition, the Investment Advisers noted that since the Fund is a closed-end fund, and based upon the Fund’s current operating policies, the ability to raise additional assets is limited. Considering the factors above, the Independent Directors concluded the absence of breakpoints in the management fee was acceptable and that any economies of scale that exist are adequately reflected in the Investment Advisers’ fee structures.

Indirect Benefits. The Independent Directors received and considered information regarding indirect benefits the Investment Advisers may receive as a result of their relationship with the Fund. The Independent Directors further considered the reputational and/or marketing benefits the Investment Advisers may receive as a result of their association with the Fund. The Independent Directors took these indirect benefits into account when assessing the level of advisory fees paid to the Investment Advisers and concluded that the indirect benefits received were reasonable.

Semi-Annual Report | July 31, 2023	33

INVESTMENT ADVISERS

Popular Asset Management LLC

209 Muñoz Rivera Avenue Suite 1031

San Juan, Puerto Rico 00918

UBS Asset Managers of Puerto Rico

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

ADMINISTRATOR

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

TRANSFER AGENT

Banco Popular de Puerto Rico

Popular Fiduciary Services

209 Muñoz Rivera Avenue

Popular Center, North Tower, 4th Floor

San Juan, Puerto Rico 00918

CUSTODIAN

JPMorgan Chase Bank, N.A.

1111 Polaris Parkway

Columbus, Ohio 43240

PUERTO RICO LEGAL COUNSEL

Sánchez/LRV LLC

270 Muñoz Rivera Avenue Suite 1110

San Juan, Puerto Rico 00918

U. S. LEGAL COUNSEL

Sidley Austin, LLP

787 Seventh Avenue

New York, New York 10019

INDEPENDENT ACCOUNTANTS

Ernst & Young, LLP

One Manhattan West

New York, New York 10001

DIRECTORS AND OFFICERS

Enrique Vila del Corral

Chairman of the Board

Clotilde Pérez

Director

Gabriel Pagán Pedrero

Director

Carlos J. Nido

Director

Jorge I. Vallejo

Director

Luis M. Pellot

Director

Leslie Highley, Jr.

Co-President

Angel Rivera Garcia

Co-President

José González

Co-Treasurer

William Rivera

Co-Treasurer

Luis A. Avilés

Secretary

Lucas Foss

Chief Compliance Officer

Remember that:

●	Mutual Funds Shares are not bank deposits or FDIC insured.

●	Mutual Funds Shares are not obligations of or guaranteed by Banco Popular de Puerto Rico or UBS Financial Services Inc. or any of their affiliates.

●	Mutual Funds Shares are subject to investment risks, including possible loss of the principal amount invested.

(b)	Not applicable.

Item 2. Code of Ethics.

Item applicable only to annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Item applicable only to annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Item applicable only to annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders included under Item 1 of this Form N-CSR.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Item applicable only to annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Item applicable only to annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended July 31, 2023, there were no purchases made by or on behalf of the Registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended (the “1934 Act”), of shares or other units of any class of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the 1934 Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)	The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act.

(b)	There were no changes in the Fund's internal control over financial reporting (as defined in Rule 30a-3(d) under 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Fund's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Item applicable only to annual report on Form N-CSR.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act are filed herewith.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the 1934 Act and the 1940 Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PUERTO RICO RESIDENTS TAX-FREE FUND V, INC.

By:	/s/ Angel M. Rivera
Angel M. Rivera
Co-President

By:	/s/ Leslie Highley
Leslie Highley
Co-President

Date:	October 6, 2023

Pursuant to the requirements of the 1934 Act and the 1940 Act, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Angel M. Rivera
Angel M. Rivera
Co-President

By:	/s/ Leslie Highley
Leslie Highley
Co-President

By:	/s/ José González
José González
Co-Treasurer

By:	/s/ William Rivera
William Rivera
Co-Treasurer

Date:	October 6, 2023